EXHIBIT 99.2
CAUSE NO. 09-09061-D

HARBOR POLICE RETIREMENT SYSTEM, Derivatively on Behalf of Nominal Defendant DENBURY RESOURCES, INC.,

          Plaintiff,

     v.

GARETH ROBERTS, WIELAND F. WETTSTEIN, MICHAEL B. DECKER, GREGORY L. MCMICHAEL, MICHAEL L. BEATTY, RONALD G. GREENE, DAVID I. HEATHER, and RANDY STEIN,

          Defendants,

     and

DENBURY RESOURCES, INC.,

          Nominal Defendant.
§ § § § § § § § § § § § § § § § § § § § §	IN THE DISTRICT COURT OF DALLAS COUNTY, TEXAS 95th-D JUDICIAL DISTRICT
STIPULATION OF SETTLEMENT
     This Stipulation of Settlement dated as of March 15, 2011 (the “Stipulation”), is made and entered into by and among in the action captioned Harbor Police Retirement System, Derivatively on Behalf of Nominal Defendant Denbury Resources, Inc. v. Gareth Roberts et al., Cause No. 09-09061 (the “Action”),1 now pending in the District Court, 95th Judicial District, Dallas County, Texas (the “Dallas Court”). This Stipulation is intended to be and is a binding agreement among all of the Parties (as defined in Paragraph 1.16 below) and shall be fully enforceable under Tex. R. Civ. P. 11 and under ordinary principles of contract law. This Stipulation is intended by the Parties to provide for the final resolution and dismissal of the Action in its entirety, with prejudice.

[2]	All capitalized terms shall have the meaning ascribed herein.

1 THE ACTION
     On July 21, 2009, Harbor Police Retirement System (“Plaintiff” or “Harbor Police”) filed its original Verified Shareholder Derivative Petition (the “Original Petition”), which asserted putative shareholder derivative claims on behalf of Denbury Resources Inc. (“Denbury” or the “Company”) against Gareth Roberts (“Roberts”), Wieland F. Wettstein (“Wettstein”), Michael B. Decker (“Decker”) and Gregory L. McMichael (“McMichael”) (collectively, the “Directors”), which alleged that the Directors breached their fiduciary duties in approving certain compensation awards to Roberts (the “Compensation Claims”).
     On September 29, 2009, following oral argument, the Dallas Court entered an order denying Defendants’ Plea to the Jurisdiction and Special Exceptions to the Original Petition.
     On December 1, 2009, the Fifth District Court of Appeals (the “Appellate Court”) issued a Writ of Mandamus to the Dallas Court directing that the Original Petition be dismissed with leave to replead.
     On January 22, 2010, Plaintiff filed its First Amended Shareholder Derivative Petition, (the “First Amended Petition”) against the Directors and Michael L. Beatty (“Beatty”), Ronald G. Greene (“Greene”), David I. Heather (“Heather”), and Randy Stein (“Stein”) (collectively, the “Other Defendants”) (together with the Directors, the “Individual Defendants”) (together with the Directors and Denbury, the “Denbury Defendants”) (Plaintiff and the Denbury Defendants collectively, the “Parties”), which reasserted, with additional allegations, the Compensation Claims against the Directors and asserted additional putative derivative claims against the Directors and Other Defendants regarding Denbury’s acquisition of Encore Acquisition Company (the “Merger”) (the derivative claims related to the merger, the “Merger Derivative Claims”).

     On February 19, 2010, Plaintiff filed a motion in the Dallas Court for leave to file its Second Amended Shareholder Derivative and Class Action Petition (the “Second Amended Petition”), which reasserted the Compensation Claims as stated in the First Amended Petition against the Directors and the Merger Derivative Claims against the Directors and Other Defendants, and which asserted new putative class action claims against the Denbury Defendants for allegedly making inadequate proxy disclosures regarding the Merger (the “Merger Class Claims”) (the Merger Derivative Claims and Merger Class Claims collectively, the “Merger Claims”). At this time, the Parties engaged in good faith, arm’s length settlement negotiations in an attempt to resolve the Action, but were unsuccessful at this time in resolving the litigation.
     On March 1, 2010, the Dallas Court granted Plaintiff leave to file the Second Amended Petition, abated the Merger Claims in favor of litigation pending in the courts of Tarrant County, Texas, and took the Directors’ Motion to Dismiss, Motion for Summary Judgment, and Special Exceptions regarding the Compensation Claims under advisement.
     On March 8, 2010, Plaintiff refiled the Merger Class Claims against the Denbury Defendants in the District Court of Tarrant County, Texas (the “Tarrant County Court”), and the Denbury Defendants thereafter filed a Motion for Summary Judgment, Special Exceptions, Motion to Disqualify and Motion to Strike Class Action Allegations (the “Tarrant Motion”) with respect to Plaintiff’s claims in Tarrant County.
     On June 24, 2010, the Tarrant County Court entered an order granting the Tarrant Motion.
     On September 15, 2010, the Dallas Court held a status conference and heard renewed oral argument from counsel on Defendants’ Motion to Dismiss, Motion for Summary Judgment, and Special Exceptions regarding the Compensation Claims.

     On October 11, 2010, the Dallas Court entered an order overruling the Motion to Dismiss, Motion for Summary Judgment, and Special Exceptions (the “Motion”) filed by the Directors and Denbury with respect to the Compensation Claims and dismissing the Merger Claims without prejudice as to the Denbury Defendants (the “Dallas Order”).
     On October 20, 2010, Denbury and the Directors filed a Petition for Writ of Mandamus (the “Mandamus Petition”) with the Appellate Court challenging the Dallas Court’s decision on the Motion. Following the filing of the Mandamus Petition, the Parties continued discussing a potential settlement. The Parties engaged in good faith, arm’s-length negotiations concerning the possible terms of resolution. The Mandamus Petition remains pending before the Appellate Court.
     As a result of these discussions, the Parties entered into a Memorandum of Understanding (the “MOU”) on January 10, 2011 setting forth the principal terms and conditions of an agreement in principle to settle the Action. The MOU provided, inter alia, that the Parties shall use their good faith best efforts to agree upon and execute an appropriate stipulation of settlement on terms acceptable to all Parties, provide appropriate notice to Denbury’s stockholders, to the extent such notice is ordered by the Dallas Court, and will use their individual and collective best efforts to obtain Final Approval of the Settlement and the dismissal of the Action with prejudice as to all claims asserted or which could have been asserted in the Action and without costs to any party, except as expressly provided herein.
     The MOU also provided for reasonable discovery for Plaintiff for the sole purpose of confirming whether the Settlement is in the best interests of Denbury and its stockholders. Plaintiff reserved the right not to agree to the Settlement following completion of this confirmatory discovery.

     Upon completion of confirmatory discovery provided for in the MOU and following further arm’s length negotiations, the Parties entered into this Stipulation, subject to notice to Denbury’s shareholders and approval by this Court.
2 PLAINTIFF’S RESEARCH AND INVESTIGATION
     Plaintiff, through its counsel, conducted an extensive investigation during the development and prosecution of the Action. This investigation has included, inter alia, (i) inspecting, reviewing and analyzing the Company’s financial filings and other publicly-available documents; (ii) a detailed investigation into the sale of oil and gas wells announced by Denbury contemporaneously with the announcement of Mr. Roberts’ resignation as Chief Strategy Officer and Vice Chairman of the Board, (iii) researching the applicable law with respect to the claims asserted in the Action and the potential defenses thereto; (iv) researching corporate governance issues; and (v) participating in extensive discussions with Defendants’ counsel regarding the facts of the case.
3 CLAIMS OF THE PLAINTIFF AND BENEFITS OF SETTLEMENT
     Plaintiff believes that the claims asserted in the Action have merit. Defendants deny that they breached any fiduciary duties or committed any wrongful acts. However, all Parties recognize the time and expense that would be incurred by further litigation in the Action and the uncertainties inherent in such litigation and that the interests of the Parties would best be served by a settlement of the Action herein. Plaintiff is also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action or which may be asserted. Based on this evaluation, and the outcome of confirmatory discovery, Plaintiff and its counsel have determined that the Settlement is fair, reasonable, adequate and is in the best interests of Denbury and its stockholders.

4 DEFENDANTS’ DENIALS OF LIABILITY
     Each of the Parties has denied, and continues to deny, that they have committed or aided and abetted in the commission of any breach of duty or violation of law or engaged in any of the wrongful acts alleged in the Action, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties. Each of the Parties denies having committed any violation of law or breach of duty, including breach of any duty to Denbury or its stockholders; and there has been no admission or finding of facts or liability by or against any party and nothing herein should be construed as such.
5 TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Parties, by and through their respective counsel or attorneys of record that, subject to the approval of the Dallas Court, the Action shall be dismissed with prejudice, upon and subject to the terms and conditions of this Stipulation.
          1. Definitions
     As used in this Stipulation the following terms have the meanings specified below:
     1.1 “Action” means the derivative action captioned Harbor Police Retirement System, Derivatively on Behalf of Nominal Defendant Denbury Resources, Inc. v. Gareth Roberts et al., Cause No. 09-09061, pending in the District Court, 95th Judicial District, Dallas County, Texas.
     1.2 “Board” means Denbury’s Board of Directors.
     1.3 “Dallas Court” means District Court, 95th Judicial District, Dallas County, Texas.

     1.4 “Defendant Released Parties” means each of the Denbury Defendants or any of their respective present or former officers, directors, partners, principals, employees, members, agents, attorneys, insurers, stockholders, financial advisors, accountants, commercial bank lenders, investment bankers, representatives, affiliates, associates, parents, subsidiaries, general and limited partners and partnerships, heirs, executors, administrators, successors and assigns.
     1.5 “Defendant Settled Claims” means any and all claims, rights, grounds for sanctions, or causes of action or liabilities whatsoever, whether known or unknown or suspected to exist, and whether based on federal, state or local statutory or common law or any other law, rule or regulation, that have been or could have been asserted in the Action against Plaintiff, Plaintiff’s representatives, or Plaintiff’s counsel relating in any way to the Subject Matter, defined herein.
     1.6 “Denbury” and the “Company” mean the nominal defendant Denbury Resources Inc.
     1.7 “Denbury Defendants” means Denbury and the Individual Defendants.
     1.8 “Directors” means Roberts, Wettstein, Decker, and McMichael.
     1.9 “Final Approval” means that the Dallas Court has entered an order approving the Settlement in accordance with the Stipulation and the dismissal of the Action with prejudice, and such order is finally affirmed on appeal or is no longer subject to appeal and the time for any petition for re-argument, appeal or review, by leave, petition, certiorari or otherwise, has expired.

     1.10 “Effective Date” means the date on which Final Approval is achieved.
     1.11 “Governance Changes” means the covenants and governance changes set forth in ¶¶2.2-2.9.
     1.12 “Individual Defendants” means the Directors and the Other Defendants.
     1.13 “Judgment” means the final order and judgment to be rendered by the Dallas Court, substantially in the form attached hereto as Exhibit C.
     1.14 “Notice” means the Notice of Proposed Settlement of the Action and of the Settlement Hearing, substantially in the form attached hereto as Exhibit B.
     1.15 “Other Defendants” means Beatty, Greene, Heather, and Stein.
     1.16 “Parties” means Directors, Other Defendants, Denbury and Plaintiff.
     1.17 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and its respective spouses, heirs, predecessors, successors, representatives, or assignees.
     1.18 “Plaintiff” means Harbor Police Retirement System.
     1.19 “Plaintiff Releasing Parties” means each of Plaintiff’s respective present or former officers, directors, principals, employees, members, agents, attorneys, owners, stockholders, advisors, representatives, affiliates, associates, parents, subsidiaries, successors and assigns.

     1.20 “Plaintiff Settled Claims” means any and all claims, rights or causes of action or liabilities whatsoever, whether asserted directly, individually, derivatively, or in a representative capacity on behalf of Denbury or its stockholders, whether known or unknown or suspected to exist, and whether based on federal, state or local statutory or common law or any other law, rule or regulation, that have been or could have been asserted in the Action at any time against the Denbury Defendants or any of the Defendant Released Parties, which arise out of or relate in any way to the Subject Matter, defined herein, including but not limited to claims for breach of fiduciary duty, abuse of control, breach of Company policies or procedures, waste, fraud, misrepresentation, inadequate disclosure, mismanagement, gross mismanagement, unjust enrichment, violations of federal or state law, money damages, or other relief related to the Subject Matter.
     1.21 “Preliminary Approval Order” means the Preliminary Approval Order substantially in the form of Exhibit A hereto, requesting preliminary approval of the Settlement set forth in this Stipulation of Settlement.
     1.22 “Settled Claims” means Defendant Settled Claims together with Plaintiff Settled Claims.
     1.23 “Settlement Hearing” means the hearing or hearings at which the Dallas Court will review the adequacy, fairness and reasonableness of the Settlement.
     1.24 “Stipulation” means this Stipulation of Settlement.

     1.25 “Subject Matter” means (i) the transactions, acts, facts, matters or occurrences, representations or omissions alleged, described, set forth, or referred to in the Second Amended Petition or any prior or future pleading in the Action; (ii) Denbury’s compensation policies, practices, and procedures prior to the Effective Date; and (iii) any agreement relating to Roberts’s compensation, retirement, or status with the Company.
     2. Settlement Consideration
     2.1 The Parties agree that the Corporate Governance changes set forth below were negotiated at arm’s length in good faith as a result of this litigation, are in the best interests of Denbury and its shareholders, provide sufficient consideration for the Settlement, reflect an agreement that was reached voluntarily and after extensive consultation with competent legal counsel following more than a year of vigorous litigation, and reflect a fair and reasonable resolution of the Action.
     2.2 Compensation Advisory Vote: In connection with the annual meetings of its stockholders to be held in May 2011 and May 2013, the Company will submit to its stockholders a separate resolution subject to an advisory vote to approve the matters contemplated by Securities and Exchange Commission Rule 14a-21(a), as such requirement may exist at the time the Company delivers its proxy statement for each annual meeting. The description of the proposal in the proxy statement may include disclosure stating that the vote is advisory, will not affect any person’s compensation, and will not affect the approval of any compensation-related proposal submitted for a vote of the stockholders at that or any other meeting of stockholders.

     2.3 No Amendment of Stock Ownership Guidelines: As disclosed in the Company’s proxy statement for the annual meeting of stockholders held May 19, 2010, the Company has in place stock ownership guidelines applicable to directors and officers. The Company will not amend those current stock ownership guidelines to materially reduce the obligations thereunder during the three-year period beginning on December 16, 2010.
     2.4 Board Composition: The Company will amend its bylaws to provide that at least two-thirds of the members of the Company’s board of directors will be independent as defined by the New York Stock Exchange corporate governance listing standards.
     2.5 Compensation Study: The Company will adopt a policy providing that at least once every three years the Compensation Committee of the board of directors shall select and retain an independent consultant to conduct a comparative study of the compensation paid by the Company to its executives relative to other, similar public companies, and prepare and submit to the Compensation Committee a report thereon.
     2.6 Posting of Bylaws: The Company will post a copy of the Company’s bylaws on the Company’s website.
     2.7 Separation of Chairman and Chief Executive Officer Positions: The Company will adopt a formal policy that the positions of Chairman of the Board (“Chairman”) and Chief Executive Officer be held by two persons and that the Chairman not be a Company executive.
     2.8 Independent Director Status: The Company will revise the Annual Review of Independence and Qualifications portion of its Corporate Governance Policies to provide that each independent director will annually certify in writing that he or she is independent under the rules of the New York Stock Exchange and that each independent director will inform the Board the earlier of (i) 45 days after the director becomes aware of any change in his or her independent status or, (ii) in advance of any Board or shareholder meeting occurring after the director becomes aware of any change in his her independent status.
     2.9 Related Party Transaction Policy Amendment: The Company will amend its Related Party Transactions Policy relating to the Company’s directors and executive officers to require (i) the Board’s independent directors (or a committee consisting of independent directors) to approve or ratify any Related Party Transactions and (ii) that the Company make timely disclosure on an annual basis of all such transactions that exceed $120,000 in amount, this amount to be adjusted to conform to any changes from time to time in the requirements under Item 404 of the Securities and Exchange Commission’s Regulation S-K. This policy change will apply to all directors and executive officers of the Company, notwithstanding any other agreement, as long as the individual is a director or executive officer.
     3. Attorneys’ Fees and Expenses
     3.1 Plaintiff and its counsel may apply to the Dallas Court for an award of attorney’s fees from Denbury of up to $400,000 (the “Proposed Fee Award”), which shall be inclusive of all expenses. Plaintiff and its counsel shall not apply for and shall not accept any fee award or other compensation from the Denbury Defendants in excess of the Proposed Fee Award, and shall promptly repay to Denbury any funds received from the Denbury Defendants in excess of the Proposed Fee Award. The Denbury Defendants and their counsel shall not oppose Plaintiff’s application for the Proposed Fee Award and agree that the Proposed Fee Award is fair and reasonable.

     3.2 The amount awarded by the Dallas Court shall be paid by Denbury to Plaintiff’s counsel within ten (10) business days after the date on which the Dallas Court enters an order approving any award of attorneys’ fees and expenses, subject to the obligations of Plaintiff’s counsel to make refunds or repayments to the Company if the Settlement does not obtain Final Approval or, as a result of any appeal and/or further proceedings or remand, or successful collateral attack, the respective fee or cost award is lowered by the Dallas Court.
     4. Preliminary Order and Settlement Hearing
     4.1 Promptly after execution of the Stipulation, the Parties shall submit the Stipulation and its Exhibits to the Dallas Court and apply for entry of the Preliminary Approval Order.
     4.2 Within ten (10) days of the issuance of the Preliminary Approval Order, Denbury shall provide notice of the Settlement to its shareholders by including as an exhibit to a Current Report on Form 8-K the form attached as Exhibit B to the Stipulation. The Form 8-K and Stipulation will be posted on the investor relations page of Denbury’s corporate website and shall remain on the website until the date of the Settlement Hearing. Denbury shall also cause notice of settlement to run, on two occasions of its choosing, in the Investor’s Business Daily publication. Denbury shall be responsible for issuing and paying for the Notice described in this paragraph after approval of the form by the Dallas Court.

     4.3 The Parties will request that, after Notice is disseminated and after Denbury’s stockholders have thereafter been provided with a reasonable time to comment on the Settlement, the Dallas Court hold the Settlement Hearing and approve the Settlement as set forth herein and enter the Judgment: (a) approving the terms of the Settlement as fair, reasonable and adequate, including attorneys’ fees and expenses in the amount negotiated by the Parties; and (b) dismissing with prejudice the Action.
     5. Effective Date of Settlement, Waiver, or Termination
     5.1 The Effective Date of this Stipulation shall be conditioned on the occurrence of all of the following events:
a.	entry of the Judgment by the Dallas Court in the Action approving the Settlement and dismissing with prejudice the Action, as to the Parties, without awarding costs to any party, except as provided herein;

b.	payment of the Proposed Fee Award;

c.	the passing of the date upon which the Judgment has Final Approval.
     5.2 If any of the conditions specified in ¶5.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶5.3 unless counsel for the Parties mutually agree in writing to proceed with the Stipulation.
     5.3 In the event the Dallas Court fails to enter an order of Final Approval of the Settlement, or the Settlement is terminated for any reason, the Parties shall be deemed to be in the position they were in prior to the execution of this Stipulation and this Stipulation and the statements made therein shall not be deemed to prejudice, compromise, or impact in any way any of the positions of the Parties with respect to the Action, or to constitute an admission of fact or wrongdoing by any Party, and shall not entitle any Party to recover any costs or expenses incurred in connection with the implementation of this Stipulation. The Stipulation shall not be admissible against any of the Parties in any proceeding for any purpose other than in an action to enforce the terms of the Stipulation.
     6. Releases
     6.1 Release of Denbury Defendants: Plaintiff hereby forever releases and relinquishes, individually, derivatively, and in a representative capacity on behalf of Denbury and its shareholders, and on behalf of the Plaintiff Releasing Parties, effective as of the Effective Date, the Plaintiff Settled Claims.
     6.2 Release of Plaintiff: The Denbury Defendants, on behalf of themselves and the Denbury Released Parties, hereby forever release and relinquish, effective as of the Effective Date, the Defendant Settled Claims.
     7. Miscellaneous Provisions
     7.1 The Parties (a) acknowledge that it is their intent to consummate the Settlement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.
     7.2 The Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Action. The Settlement compromises claims that are contested and shall not be deemed an admission by any of the Parties as to the merits of any claim, allegation or defense. The Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel.
     7.3 The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

     7.4 The Defendant Released Parties may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
     7.5 Covenants Not To Sue: Plaintiff and its counsel agree not to directly or indirectly initiate, participate in, file, assert, or encourage any other person or entity to file or assert, any action, proceeding, objection, or lawsuit against the Denbury Defendants relating to any of the Settled Claims, other than an action to enforce the terms of the Stipulation or Settlement. The Denbury Defendants agree not to directly or indirectly initiate, participate in, file, assert, or encourage any other person or entity to file or assert, any action, proceeding, objection, or lawsuit against Plaintiff or its counsel relating to any of the Settled Claims, other than an action to enforce the terms of the Stipulation or Settlement.
     7.6 Stay of Litigation: The Parties agree that except as expressly provided herein, the Action and all proceedings therein shall be stayed pending submission of the proposed Settlement to the Dallas Court for its consideration. Counsel shall enter into such documentation and file such motions as the Parties may agree to be required or advisable to effectuate the stay. Notwithstanding the above, Counsel shall jointly move the Appellate Court for dismissal of the Mandamus Petition upon the execution of this Stipulation. The dismissal of the Mandamus Petition shall be without prejudice to Defendants’ right to pursue mandamus relief (including reinstatement of the Mandamus Petition) if any of the conditions specified in ¶5.1 are not met.
     7.7 Broad Interpretation: The covenants, releases, and promises contained in this Stipulation shall be given the broadest possible interpretation.
     7.8 Binding Agreement: This Stipulation is an enforceable contract and is binding on all of the Parties. The Parties agree that all of the covenants set forth in this Stipulation are supported by adequate consideration. The Stipulation will only become null and void and of no force and effect upon failure of the specific conditions set forth in ¶5.1 above.
     7.9 No Admission of Liability: The provisions contained in this Stipulation shall not be deemed a presumption, concession or admission by any Party of any fault, liability or wrongdoing as to any facts or claims that have been or might be alleged in the Action or in any other action or proceeding.
     7.10 Entire Agreement/No Third-Party Beneficiaries: Each Party severally acknowledges that no promise, inducement or agreement not expressed herein has been made to it or him or her, that this Stipulation contains the entire agreement between or among the Parties concerning the matters described in this Stipulation, and, except as expressly provided herein, that there are no third-party beneficiaries to this Stipulation.
     7.11 Counterparts: This Stipulation may be executed in counterparts by any of the signatories hereto, including by telecopier or by email PDF, and as so executed shall constitute one agreement.
     7.12 Choice of Law and Forum: This Stipulation and the Settlement contemplated by it shall be governed by and construed in accordance with the laws of the State of Texas without regard to conflict of laws principles. Any action arising out of or relating to this Stipulation shall be brought exclusively in the courts of the State of Texas in Dallas County, Texas.

     7.13 No Oral Modifications: This Stipulation may be modified or amended only by a writing signed by all of the signatories hereto.
     7.14 Representation of Authority: Each of the attorneys executing this Stipulation has been duly empowered and authorized by his/her respective client(s) to do so. This Stipulation shall be fully enforceable pursuant to the terms set forth herein and shall constitute a binding agreement pursuant to Rule 11 of the Texas Rules of Civil Procedure.
EXECUTED AND AGREED:
By: /s/ Roger L. Mandel
Roger L. Mandel
State Bar No. 12891750
Beckham & Mandel
3400 Carlisle, Suite 550
Dallas, Texas 75204
Telephone: 214-965-9300
Telecopier: 214-965-9301
Date: March 14, 2011
By: /s/ Lee Rudy
Lee Rudy
Michael Wagner
Ligaya Hernandez
Barroway Topaz Kessler Meltzer & Check, LLP
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610-667-7706
Telecopier: 610-667-7056
Date: March 14, 2011
Counsel for Plaintiff Harbor Police
Retirement System

By: /s/ Rodney Acker
Rodney Acker
State Bar No. 00830700
Ellen B. Sessions
State Bar No. 00796282
Fulbright & Jaworski L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Telephone: 214-855-8000
Telecopier: 214-855-8200
Date: March 15, 2011
Peter A. Stokes
State Bar No. 24028017
Fulbright & Jaworski L.L.P.
600 Congress Avenue, Suite 2400
Austin, Texas 78701
Telephone: 512-474-5201
Telecopier: 512-536-4598
Counsel for Defendants Gareth Roberts,
Wieland F. Wettstein, Michael B. Decker,
and Gregory L. McMichael
By: /s/ Francis M. Munchinski
Francis M. Munchinski
State Bar No. 14663800
5320 Legacy Drive
Plano, Texas 75024
Telephone: 972-673-2077
Telecopier: 972-673-2460
Date: March 15, 2011
Counsel for Nominal Defendant
Denbury Resources Inc.

Exhibit A
CAUSE NO. 09-09061-D

HARBOR POLICE RETIREMENT	§	IN THE DISTRICT COURT OF
SYSTEM, Derivatively on Behalf of	§	DALLAS COUNTY, TEXAS
Nominal Defendant DENBURY	§
RESOURCES, INC.,	§
	§	95th-D JUDICIAL DISTRICT
Plaintiff,	§
§
v.	§
§
GARETH ROBERTS, WIELAND F.	§
WETTSTEIN, MICHAEL B. DECKER,	§
GREGORY L. MCMICHAEL, MICHAEL L.	§
BEATTY, RONALD G. GREENE, DAVID I.	§
HEATHER, and RANDY STEIN,	§
§
Defendants,	§
§
and	§
§
DENBURY RESOURCES, INC.,	§
§
Nominal Defendant.	§
[PROPOSED] PRELIMINARY APPROVAL ORDER
     WHEREAS, the Parties having made application, pursuant to Texas Business Organizations Code, Section 21.560, for an order (i) preliminarily approving the settlement (the “Settlement”) of the Action, in accordance with the Stipulation of Settlement dated March __, 2011 (the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and dismissal of the Action with prejudice, upon the terms and conditions set forth therein; and (ii) approving distribution of the Notice of Settlement (attached to the Stipulation as Exhibits B and C);
     WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and
     WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto:

NOW THEREFORE, IT IS HEREBY ORDERED:
     6 This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action and for providing notice to the shareholders.
     7 A hearing (the “Settlement Hearing”) shall be held before this Court on ________, 2011, at _____ _.m., at the 95th District Court, 6th Floor New Tower, 600 Commerce Street, Dallas, Texas 75202, to determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to Denbury and its shareholders and should be finally approved by the Court; whether a Final Judgment dismissing the Action with prejudice, with each party to bear its, his or her own costs (unless expressly stated otherwise in the Stipulation), and releasing and enjoining prosecution of any and all claims to be released pursuant to the Stipulation should be entered herein; and whether to award attorneys’ fees and expenses (the “Proposed Fee Award”) to Plaintiff’s counsel in the amount provided in the Stipulation.
     8 The Court approves, in form and content, the Notice (attached to the Stipulation as Exhibits B and C) and finds that the distribution of the Notice and publication of the Notice substantially in the manner and form set forth in ¶4.2 of the Stipulation, meets the requirements of the Texas Business Organizations Code 21.560(b) and due process and all other applicable laws, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice of the matters set forth therein for all purposes to all Persons entitled to such notice.

     9 Within ten (10) days of the issuance of the Preliminary Approval Order, Denbury shall provide notice of the Settlement to its shareholders by including as an exhibit to a Current Report on Form 8-K the form attached as Exhibit B to the Stipulation. The Form 8-K and the Stipulation will be posted on the investor relations page of Denbury’s corporate website and shall remain on the website until the date of the Settlement Hearing. Denbury shall also cause notice of settlement, in the form attached to the Stipulation as Exhibit C, to run, on two occasions of its choosing, in the Investor’s Business Daily publication. Denbury shall be responsible for issuing and paying for the Notice described in this paragraph after approval of the form by this Court.
     10 At least ten days prior to the Settlement Hearing, Denbury’s counsel shall serve on counsel for Plaintiff and file with the Court proof, by affidavit or declaration, of such publication and filing.
     11 All Denbury shareholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement.
     12 Pending final determination of whether the Settlement should be approved, no Denbury shareholders, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Denbury Defendants, any action or proceeding in any court or tribunal asserting any of the Settled Claims.
     13 All papers in support of the Settlement shall be filed with the Court and served at least seven calendar days prior to the Settlement Hearing.
     14 Any Denbury shareholder may appear and show cause, if he, she or it has any reason why the terms of the Stipulation, the Settlement of the Action, and/or the Proposed Fee Award should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no Denbury shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Stipulation, the Settlement, and/or the Proposed Fee Award, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, signed as authorized by the objecting shareholder, and copies of any papers and briefs in support thereof:
Michael Wagner
BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087
Counsel for Plaintiff Harbor Police Retirement System
Rodney Acker
FULBRIGHT & JAWORSKI L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Counsel for Gareth Roberts, Wieland F. Wettstein, Michael B. Decker, and Gregory L. McMichael
Francis M. Munchinski
5320 Legacy Drive
Plano, Texas 75024
Counsel for Nominal Defendant Denbury Resources Inc.
The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

CLERK OF THE COURT
95th District Court
George L. Allen, Sr. Courts Bldg.
600 Commerce St., Box 640
Dallas, Texas 75202
Any Denbury shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the Proposed Fee Award, unless otherwise ordered by the Court, but shall otherwise be bound by the Final Order and Judgment to be entered and the releases to be given.
     15 If the Stipulation is not approved by the Court, is terminated, rescinded, or fails to become effective in accordance with its terms, the Action shall proceed, completely without prejudice to any party as to any matter of law or fact, as if the Stipulation and the Memorandum of Understanding had not been made and had not been submitted to the Court, and neither the Stipulation or Memorandum of Understanding, any provision contained therein, any action undertaken pursuant thereto, nor the negotiation thereof by any party, shall be deemed an admission or offered or received in evidence at any proceeding in the Action or any other action or proceeding.
     16 All proceedings in the Action, other than as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended pending final determination of whether the Settlement provided for in the Stipulation shall be approved. Plaintiff and Denbury shareholders, or any of them, are barred and enjoined from commencing, prosecuting, instigating, continuing, or in any way participating in the commencement or prosecution of any action, in any forum, asserting any Settled Claims against any of the Parties until further order of the Court.

     17 The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Denbury’s shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement.
     18 The Court may approve the Settlement, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to Denbury shareholders.
IT IS SO ORDERED.

DATED:
THE HONORABLE KEN MOLBERG

Exhibit B
CAUSE NO. 09-09061-D

HARBOR POLICE RETIREMENT	§	IN THE DISTRICT COURT OF
SYSTEM, Derivatively on Behalf of	§	DALLAS COUNTY, TEXAS
Nominal Defendant DENBURY	§
RESOURCES, INC.,	§
	§	95th-D JUDICIAL DISTRICT
Plaintiff,	§
§
v.	§
§
GARETH ROBERTS, WIELAND F.	§
WETTSTEIN, MICHAEL B. DECKER,	§
GREGORY L. MCMICHAEL, MICHAEL L.	§
BEATTY, RONALD G. GREENE, DAVID I.	§
HEATHER, and RANDY STEIN,	§
§
Defendants,	§
§
and	§
§
DENBURY RESOURCES, INC.,	§
§
Nominal Defendant.	§
NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION,
HEARING THEREON, AND RIGHT TO APPEAR
TO: ALL HOLDERS OF THE COMMON STOCK OF DENBURY RESOURCES INC. (“DENBURY” OR THE “COMPANY”). PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS WILL BE AFFECTED. IF YOU HOLD DENBURY COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE TRANSMIT THIS NOTICE TO SUCH BENEFICIAL OWNER.
YOU ARE HEREBY NOTIFIED that a proposed settlement (the “Settlement”) has been reached with respect to Harbor Police Retirement System, Derivatively on Behalf of Nominal Defendant Denbury Resources, Inc. v. Gareth Roberts et al., Cause No. 09-09061, pending in the 95th Judicial District Court of Dallas County, Texas (the “Action”), which arises out of allegations that certain current and former officers and directors of Denbury breached their fiduciary duties by, among other things, approving certain executive compensation awards. The terms of the proposed settlement of the Action are set forth in a Stipulation of Settlement dated _______, 2011 (the “Stipulation”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is attached hereto.3 If you own Denbury common stock, your rights may be affected by the Settlement. Please note that because this is a derivative action and not a class action, no individual stockholder has a right to be compensated as a result of the Settlement.
On July 21, 2009, Harbor Police Retirement System (“Plaintiff” or “Harbor Police”) filed its original Verified Shareholder Derivative Petition (the “Original Petition”) in the 95th District Court of Dallas County, Texas, which asserted putative shareholder derivative claims on behalf of Denbury Resources Inc. (“Denbury” or the “Company”) against Gareth Roberts (“Roberts”), Wieland F. Wettstein (“Wettstein”), Michael B. Decker (“Decker”) and Gregory L. McMichael (“McMichael”) (collectively, the “Directors”), which alleged that the Directors breached their fiduciary duties in approving certain compensation awards to Roberts (the “Compensation Claims”). On September 29, 2009, following oral argument, this Court entered an order denying Defendants’ Plea to the Jurisdiction and Special Exceptions to the Original Petition. Defendants sought mandamus in the Fifth District Court of Appeals (the “Appellate Court”), and the Appellate Court issued a Writ of Mandamus on December 1, 2009, directing that the Original Petition be dismissed with leave to replead.
At this time, the Parties engaged in good faith, arm’s length settlement negotiations in an attempt to resolve the Action. Unfortunately, these negotiations did not result in a resolution, although counsel for the parties agreed to remain open to settlement discussions going forward.
On January 22, 2010, Plaintiff filed its First Amended Shareholder Derivative Petition, (the “First Amended Petition”) against the Directors and Michael L. Beatty (“Beatty”), Ronald G. Greene (“Greene”), David I. Heather (“Heather”), and Randy Stein (“Stein”) (collectively, the “Other Defendants”) (together with the Directors, the “Individual Defendants”) (together with the Directors and Denbury, the “Denbury Defendants”) (Plaintiff and the Denbury Defendants collectively, the “Parties”), which, inter alia, reasserted the Compensation Claims against the Directors with additional allegations and asserted additional putative derivative claims against the Directors and Other Defendants regarding Denbury’s acquisition of Encore Acquisition Company (the “Merger”) (the derivative claims related to the merger, the “Merger Derivative Claims”).

[3]	All capitalized terms herein have the same meanings as set forth in the Stipulation.

On February 19, 2010, Plaintiff filed a motion in this Court for leave to file its Second Amended Shareholder Derivative and Class Action Petition, (the “Second Amended Petition”), which was identical to the First Amended Petition with respect to the Compensation Claims and the Merger Derivative Claims, and which asserted new putative class action claims against the Denbury Defendants for allegedly making inadequate proxy disclosures regarding the Merger (the “Merger Class Claims”) (the Merger Derivative Claims and Merger Class Claims collectively, the “Merger Claims”). This Court granted Plaintiff leave to file the Second Amended Petition after a hearing on March 1, 2010, abated the Merger Claims, and took the Directors’ Motion to Dismiss, Motion for Summary Judgment, and Special Exceptions regarding the Compensation Claims under advisement.
On September 15, 2010, this Court held a status conference and heard renewed oral argument from counsel on Defendants’ Motion to Dismiss, Motion for Summary Judgment, and Special Exceptions regarding the Compensation Claims. This Court then, on October 11, 2010, entered an order overruling the Motion to Dismiss, Motion for Summary Judgment, and Special Exceptions (the “Motion”) filed by the Directors and Denbury with respect to the Compensation Claims and dismissing the Merger Claims without prejudice as to the Denbury Defendants.
On October 20, 2010, Denbury and the Directors filed a Petition for Writ of Mandamus (the “Mandamus Petition”) with the Appellate Court challenging this Court’s decision on the Motion. Following the filing of the Mandamus Petition, the Parties renewed discussions regarding a potential settlement. The Parties engaged in good faith, arm’s-length negotiations concerning the possible terms of resolution. The Mandamus Petition remains pending before the Appellate Court, and a decision thereon has been held in abeyance as a result of the Settlement.
As a result of these discussions, the Parties entered into a Memorandum of Understanding (the “MOU”) on January 10, 2011, setting forth the principal terms and conditions of an agreement to settle the Action. The MOU provided that the Parties shall use their good faith best efforts to agree upon and execute an appropriate stipulation of settlement on terms acceptable to all Parties, provide appropriate notice to Denbury’s stockholders as approved by this Court, and will use their best efforts to obtain Final Approval of the Settlement and the dismissal of the Action with prejudice and without costs to any party, except as provided therein.
The MOU also provided for reasonable discovery for Plaintiff for the sole purpose of confirming whether the Settlement is in the best interests of Denbury and its stockholders. Plaintiff reserved the right not to agree to the Settlement following completion of this confirmatory discovery. Upon satisfactory completion of confirmatory discovery provided for in the MOU and following further arm’s length negotiations, the Parties entered into the Stipulation on February ___, 2011
Under the terms of the Settlement the Company has agreed to adopt certain corporate governance measures. Pursuant to the Settlement, the Company shall, among other things, amend its Related Party Transactions Policy relating to the Company’s directors and executive officers to require (i) the Board of Director’s (the “Board”) independent directors (or a committee consisting of independent directors) to approve or ratify any Related Party Transactions and (ii) that the Company make timely disclosure on an annual basis of all such transactions that exceed $120,000 in amount. Other corporate governance measures include, among other things, submitting to Denbury stockholders an advisory vote on executive compensation at the 2011 and 2013 annual meetings; amendments to the Company’s documents and policies requiring that at least two-thirds of the Board be independent and the certification of a director’s independence; the adoption of a policy requiring the periodic retention of independent consultants in connection with executive compensation; and the requirement that the Company maintain its current stock ownership guidelines for directors and executives. The Settlement also provides for Denbury to pay Plaintiff’s counsel’s attorneys’ fees and expenses in the amount of $400,000 (the “Proposed Fee Award”), subject to Court approval.
On ___________, 2011, at ___ _.m., a hearing (the “Settlement Hearing”) will be held at the 95th District Court, 6th Floor New Tower, 600 Commerce Street, Dallas, Texas 75202, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) whether the Action should be dismissed with prejudice pursuant to the Settlement; (3) whether the agreed-to Proposed Fee Award described above should be awarded, and (4) such other matters as may be necessary or proper in the circumstances.
Any current Denbury shareholder that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, and may enter an appearance through counsel of such Person’s own choosing and at such Person’s own expense or may appear on their own. However, no Person other than Plaintiff’s counsel and counsel for the Defendants and the Company shall be heard at the Settlement Hearing unless no later than fourteen (14) days prior to the date of the Settlement Hearing, such Person has filed with the Court and delivered to counsel for the Parties a written notice of objection, signed as authorized by the objecting shareholder, setting forth their ground for opposing the Settlement, and proof of both their status as a current Denbury shareholder and the dates of stock ownership in Denbury. Any objecting shareholder must also file with the Court and deliver to all counsel in the Action (listed below), copies of any documents, exhibits, affidavits, or other evidence the shareholder will rely upon in support of his or her objection. Only current Denbury shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection and providing proof of current ownership of Denbury stock with the Court on or before ___________, 2011, with service on the following parties:
Michael Wagner
Barroway Topaz Kessler Meltzer & Check, LLP
280 King of Prussia Road
Radnor, PA 19087

Counsel for Plaintiff Harbor Police Retirement System
Rodney Acker
Fulbright & Jaworski L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Counsel for Gareth Roberts, Wieland F. Wettstein, Michael B. Decker, and Gregory L. McMichael
Francis M. Munchinski
5320 Legacy Drive
Plano, Texas 75024
Counsel for Nominal Defendant Denbury Resources Inc.
Any Person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding, unless the Court orders otherwise.
Current Denbury shareholders who have no objection to the Settlement or the Proposed Fee Award do not need to appear at the Settlement Hearing or take any other action. If you are a current Denbury shareholder, you will be bound by the Final Order and Judgment of the Court, and you will be deemed to have released any and all claims that have or could have been brought in the Action, including any claim arising from: (i) the transactions, acts, facts, matters or occurrences, representations or omissions alleged, described, set forth, or referred to in the Second Amended Petition or any other pleading in the Action; (ii) Denbury’s compensation policies, practices, and procedures prior to the Effective Date of the Settlement; and (iii) any agreement relating to Gareth Roberts’s compensation, retirement, or status with the Company.
Inquiries may be made to Plaintiff’s counsel: Michael Wagner, Barroway Topaz Kessler Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087; telephone: 610-667-7706. Copies of the Second Amended Petition and all other pleadings in this case can be accessed at the Dallas County District Court website, http://www.dallascounty.org/public_access.html.

DATED: , 2011	BY ORDER OF THE COURT DALLAS COUNTY, TEXAS
DO NOT CONTACT THE CLERK OF THE COURT
REGARDING THIS NOTICE

Exhibit C
CAUSE NO. 09-09061-D

HARBOR POLICE RETIREMENT SYSTEM, Derivatively on Behalf of Nominal Defendant DENBURY RESOURCES, INC.,	§ § § §	IN THE DISTRICT COURT OF DALLAS COUNTY, TEXAS
	§	95th-D JUDICIAL DISTRICT
Plaintiff,	§
§
v.	§
§
GARETH ROBERTS, WIELAND F. WETTSTEIN, MICHAEL B. DECKER, GREGORY L. MCMICHAEL, MICHAEL L. BEATTY, RONALD G. GREENE, DAVID I. HEATHER, and RANDY STEIN,	§ § § § §
§
Defendants,	§
§
and	§
§
DENBURY RESOURCES, INC.,	§
§
Nominal Defendant.	§
PUBLICATION NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION,
HEARING THEREON, AND RIGHT TO APPEAR
TO: ALL HOLDERS OF THE COMMON STOCK OF DENBURY RESOURCES INC. (“DENBURY” OR THE “COMPANY”). PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS WILL BE AFFECTED. IF YOU HOLD DENBURY COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE TRANSMIT THIS NOTICE TO SUCH BENEFICIAL OWNER.
YOU ARE HEREBY NOTIFIED that a proposed settlement (the “Settlement”) has been reached with respect to Harbor Police Retirement System, Derivatively on Behalf of Nominal Defendant Denbury Resources, Inc. v. Gareth Roberts et al., Cause No. 09-09061, pending in the 95th Judicial District Court of Dallas County, Texas (the “Action”), which arises out of allegations that certain current and former officers and directors of Denbury breached their fiduciary duties by, among other things, approving certain executive compensation awards. The terms of the proposed settlement of the Action are set forth in a Stipulation of Settlement dated _______, 2011 (the “Stipulation”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.1 If you own Denbury common stock, your rights may be affected by the Settlement. Please note that because this is a derivative action and not a class action, no individual stockholder has a right to be compensated as a result of the Settlement.
Under the terms of the Settlement, the Company has agreed to adopt certain corporate governance measures. Pursuant to the Settlement, the Company shall, among other things, amend its Related Party Transactions Policy relating to the Company’s directors and executive officers to require (i) the Board of Director’s (the “Board”) independent directors (or a committee consisting of independent directors) to approve or ratify any Related Party Transactions and (ii) that the Company make timely disclosure on an annual basis of all such transactions that exceed $120,000 in amount. Other corporate governance measures include, among other things, submitting to Denbury stockholders an advisory vote on executive compensation at the 2011 and 2013 annual meetings; amendments to the Company’s documents and policies requiring that at least two-thirds of the Board be independent and the certification of a director’s independence; the adoption of a policy requiring the periodic retention of independent consultants in connection with executive compensation; and the requirement that the Company maintain its current stock ownership guidelines for directors and executives. The Settlement also provides for Denbury to pay Plaintiff’s counsel’s attorneys’ fees and expenses in the amount of $400,000 (the “Proposed Fee Award”), subject to Court approval.
On ___________, 2011, at ___ .m., a hearing (the “Settlement Hearing”) will be held at the 95th District Court, 6th Floor New Tower, 600 Commerce Street, Dallas, Texas 75202, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) whether the Action should be dismissed with prejudice pursuant to the Settlement; (3) whether the agreed-to Proposed Fee Award described above should be awarded, and (4) such other matters as may be necessary or proper in the circumstances.

[4]	All capitalized terms herein have the same meanings as set forth in the Stipulation.

Any current Denbury shareholder that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, and may enter an appearance through counsel of such Person’s own choosing and at such Person’s own expense or may appear on their own. However, no Person other than Plaintiff’s counsel and counsel for Defendants and the Company in the Action shall be heard at the Settlement Hearing unless no later than fourteen (14) days prior to the date of the Settlement Hearing, such Person has filed with the Court and delivered to counsel for the Parties a written notice of objection, signed as authorized by the objecting shareholder, setting forth their ground for opposing the Settlement, and proof of both their status as a current Denbury shareholder and the dates of stock ownership in Denbury. Any objecting shareholder must also file with the Court and deliver to all counsel in the Action (listed below), copies of any documents, exhibits, affidavits, or other evidence the shareholder will rely upon in support of his or her objection. Only current Denbury shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection and providing proof of current ownership of Denbury stock with the Court on or before ___________, 2011, with service on the following parties:
Michael Wagner
Barroway Topaz Kessler Meltzer & Check, LLP
280 King of Prussia Road
Radnor, PA 19087
Counsel for Plaintiff Harbor Police Retirement System
Rodney Acker
Fulbright & Jaworski L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Counsel for Gareth Roberts, Wieland F. Wettstein, Michael B. Decker, and Gregory L. McMichael
Francis M. Munchinski
5320 Legacy Drive
Plano, Texas 75024
Counsel for Nominal Defendant Denbury Resources Inc.
Any Person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding, unless the Court orders otherwise.

Current Denbury shareholders who have no objection to the Settlement or the Proposed Fee Award do not need to appear at the Settlement Hearing or take any other action. If you are a current Denbury shareholder, you will be bound by the Final Order and Judgment of the Court, and you will be deemed to have released any and all claims that have or could have been brought in the Action, including any claim arising from: (i) the transactions, acts, facts, matters or occurrences, representations or omissions alleged, described, set forth, or referred to in Plaintiff’s Second Amended Shareholder Derivative and Class Action Petition (the “Second Amended Petition”) or any other pleading in the Action; (ii) Denbury’s compensation policies, practices, and procedures prior to the Effective Date of the Settlement; and (iii) any agreement relating to Gareth Roberts’s compensation, retirement, or status with the Company.
A copy of the Stipulation is included with the Form 8-K filed by the Company on ______, 2011, and can be accessed at the Securities and Exchange Commission (“SEC”) website, www.sec.gov. Copies of the Second Amended Petition and all other pleadings in this case can be accessed at the Dallas County District Court website, http://www.dallascounty.org/public_access.html. Inquiries may be made to Plaintiff’s counsel: Michael Wagner, Barroway Topaz Kessler Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087; telephone: 610-667-7706.

DATED: , 2011	BY ORDER OF THE COURT DALLAS COUNTY, TEXAS
DO NOT CONTACT THE CLERK OF THE COURT
REGARDING THIS NOTICE

Exhibit D
CAUSE NO. 09-09061-D

HARBOR POLICE RETIREMENT SYSTEM, Derivatively on Behalf of Nominal Defendant DENBURY RESOURCES, INC.,	§ § § §	IN THE DISTRICT COURT OF DALLAS COUNTY, TEXAS
	§	95th-D JUDICIAL DISTRICT
Plaintiff,	§
§
v.	§
§
GARETH ROBERTS, WIELAND F. WETTSTEIN, MICHAEL B. DECKER, GREGORY L. MCMICHAEL, MICHAEL L. BEATTY, RONALD G. GREENE, DAVID I. HEATHER, and RANDY STEIN,	§ § § § §
§
Defendants,	§
§
and	§
§
DENBURY RESOURCES, INC.,	§
§
Nominal Defendant.	§
FINAL ORDER AND JUDGMENT
     This matter came before the Court for hearing pursuant to the Order of this Court, dated ______________, 2011 (“Order”), on the application of the Parties for approval of the proposed derivative settlement (“Settlement”) set forth in the Stipulation of Settlement dated __________, 2011 and the Exhibits thereto (the “Stipulation”).
     The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Final Order and Judgment.
     IT IS HEREBY ORDERED, ADJUDGED AND DECREED this _________day of ________________ 2011 that:

     1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.
     2. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Parties.
     3. The Court finds that the Notice provided to Denbury shareholders through the Current Report on Form 8-K filed by Denbury on ______, 2011, the publication of the notice of settlement on two occasions in Investor’s Business Daily, and the posting of the Notice and Stipulation on Denbury’s website until the date of the Settlement Hearing fully satisfied the requirements of Texas Business Organizations Code 21.560(b), due process and all other applicable laws, and constitutes due and sufficient notice to all persons entitled thereto.
     4. The Court finds that, during the course of the litigation of the Action, the Parties and their respective counsel at all times complied with the requirements of Tex. R. Civ. P. 13 and all other similar laws.
     5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Parties to perform its terms to the extent the Parties have not already done so.
     6. The Action and all claims contained therein, as well as all of the Settled Claims, are dismissed with prejudice. The Parties are to bear their own costs, except as otherwise provided in the Stipulation.
     7. Upon the Effective Date, as defined in the Stipulation, Plaintiff hereby forever releases and relinquishes, individually, derivatively, and in a representative capacity on behalf of Denbury and its shareholders, and on behalf of the Plaintiff Releasing Parties, the Plaintiff Settled Claims.

     8. Upon the Effective Date, as defined in the Stipulation, Denbury Defendants, on behalf of themselves and the Denbury Released Parties, hereby forever release and relinquish, the Defendant Settled Claims.
     9. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation.
     10. The Court hereby approves the Proposed Fee Award in accordance with the Stipulation and finds that such fee is fair and reasonable.
     11. This Judgment shall not be deemed a presumption, concession or admission by any Party of any fault, liability or wrongdoing as to any facts or claims that have been or might be alleged in the Action or in any other action or proceeding. The Defendant Released Parties may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.
     12. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.
     13. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Final Order and Judgment shall be null and void, except as otherwise provided for in the Stipulation.

     14. This Judgment is a final, appealable judgment that resolves all issues in this litigation and should be entered forthwith by the Clerk in accordance with Tex. R. Civ. P. 301 and all other similar laws.
     IT IS SO ORDERED
     This _________ day of ______________ 2011.

THE HONORABLE KEN MOLBERG